UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2017

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2017, Gordon G. Pratt, Chairman of the Board of Directors (the “Board”) of 1347 Property Insurance Holdings, Inc. (the “Company”), retired as a director effective immediately. Upon Mr. Pratt’s retirement, the Board appointed current director Larry G. Swets, Jr. to serve as Chairman. Mr. Pratt’s retirement was not because of a disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on March 7, 2017, related to the completion of its strategic review, the appointment of Mr. Swets as Chairman of the Board, and the retirement of Mr. Pratt. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press release dated March 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2017

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press release dated March 7, 2017.